UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Bioanalytical Systems, Inc. (“BASi”) previously announced that the Company will be presenting at the Tenth Annual Noble Financial Capital Markets Equity Conference on Tuesday, January 20, 2015 at 11:00 a.m. EST in Room 1 at the Club Med in Sandpiper Bay, Florida. The audio high-definition video of BASi's presentation will be webcast live on the Investors tab at www.BASinc.com or at www.Noblefcm.com. The webcast requires the installation of Microsoft Silverlight viewer and will be available for replay at BASi's website for 90 days after the presentation. Copies of the presentation materials are also available online from the Investors tab at www.BASinc.com and are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The Company may also use these slides at future conferences.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slide Presentation for Tenth Annual Noble Financial Capital Markets Equity Conference to be held on January 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: January 20, 2015	By:	/s/Jeff Potrzebowski
Jeff Potrzebowski
Chief Financial Officer and Vice President of Finance